UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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CANBIOLA, INC.

(Name of Registrant As Specified In Its Charter)

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CANBIOLA, INC.

960 SOUTH BROADWAY, SUITE 120, HICKSVILLE, NY 11801

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT FOR CANBIOLA, INC.

To the Shareholders of Canbiola, Inc.:

NOTICE IS HEREBY GIVEN to you as a stockholder of Canbiola, Inc., a Florida corporation (the “Company,” “we,” “us” or “our”), that you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the matters described below. This notice presents only an overview of the more complete Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a stockholder of the Company, you need not take any action.

By sending you this notice, we are notifying you that we are making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the full Information Statement on our website at http://www.canbiola.com. To view and print the Information Statement, click on the link of the appropriate information statement in order to open the document. You may request a paper copy or PDF via email of the Information Statement, free of charge, by contacting us in writing at Canbiola, Inc. c/o Marco Alfonsi, 960 South Broadway, Suite 120, Hicksville, NY 11801 or by calling 516-595-9544. If you do not request a paper copy or PDF via email by December 1, 2019, you will not otherwise receive a paper or email copy. The Company’s most recent annual report and quarterly reports are available upon request, without charge, by contacting the Company at the address above. If you want to receive a paper copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

The materials available to shareholders on the Company’s website and by sending a request as described above include: (i) the Information Statement; (ii) the Company’s Annual Report for the fiscal year 2018 and (iii) the Company’s quarterly financial statements for fiscal year 2019.

We are furnishing this notice and Information Statement to the holders of our common and preferred stock, as of November 18, 2019, in connection with the approval by written consent of the Company’s Board of Directors and holders of a majority of the issued and outstanding voting stock of the Company on November 11, 2019 to effect a reverse stock split of the Company’s issued and outstanding, but not authorized, Common Stock at a ratio of 300-to-1 (the “Reverse Split”). This notice is first being sent to our stockholders on or about November 25, 2019.

The written consent that we received constitutes the only stockholder approval required for to approve the foregoing actions under the FBCA and, as a result, no further action by any other stockholder is required to approve the foregoing and we have not and will not be soliciting your approval of the same. This notice and the Information Statement shall constitute notice to you of the action by written consent in accordance with the FBCA and Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On behalf of the Board of Directors,

/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Chief Executive Officer and Director

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C PROMULGATED THERETO

CANBIOLA, INC.

960 South Broadway, Suite 120, Hicksville, NY 11801

INFORMATION STATEMENT

November 26, 2019

THIS INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY AND NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

A NOTICE OF THE INTERNET AVAILABILITY OF THIS INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT NOVEMBER 25, 2019 TO STOCKHOLDERS OF RECORD ON NOVEMBER 18, 2019.

This information statement (“Information Statement”) is being made available to the shareholders of record of Canbiola, Inc., a Florida corporation (“Company,” “CANB,” “we,” “us,” or “our”) as of the close of business on November 18, 2019 (“Record Date”). This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL OVERVIEW OF ACTIONS

The Board of Directors has recommended, and, on November 11, 2019 (“Voting Date”), the holders of a majority of the voting stock of CANB as of November 11, 2019 have adopted resolutions, to effect the actions listed in this Information Statement. This Information Statement is being filed with the Securities and Exchange Commission and is provided to CANB’s shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Through the written consent of its Board of Directors and stockholders holding a majority of the Company’s voting stock as of November 11, 2019 (“Voting Record Date”), the Company has approved a reverse stock split of the Company’s issued and outstanding, but not authorized, common stock at a ratio of 300-to-1 (the “Reverse Split”).

Holders of 157,330,863 of the 713,653,875 common shares issued and outstanding as of the Record Date, and 20 out of the 20 Series A Preferred Shares (representing 400,000,000 votes out of 400,000,000) outstanding as of the Voting Record Date, approved the Reverse Split. Thus, from the 1,113,653,875 votes eligible to be cast in this matter, 557,330,863 of the votes, or approximately 50.05%, approved the Reverse Split by written consent.

Under SEC regulations, the Reverse Split may become effective no sooner than 40 days after we mail the Notice of Stockholder Action Taken by Written Consent to our stockholders. This notice is first being mailed to our stockholders on or about November 25, 2019.

In order to obtain the approval of our stockholders for the Reverse Split, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matter. However, Section 607.0704 of the Florida Business Corporations Act (the “FBCA”) provides that any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the Reverse Split as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of a majority of the holders our Common Stock and Preferred Stock. Under the FBCA and our bylaws, the affirmative vote of the holders of at least a majority of the outstanding stock entitled to vote thereon is required to approve the Reverse Split.

This Information Statement is intended to provide such notice as required by the FBCA to provide after the taking of the corporate action without a meeting to the holders of record of our stock who have not consented in writing to such action.

Purpose

The Board of Directors proposed the Reverse Split to improve the Company’s capital structure and to meet the listing requirements as part of the Company’s application to the Nasdaq Capital Market.

Effect on Authorized and Outstanding Shares

The rights and preferences of shares of our Common Stock subsequent to the Reverse Split will remain the same. The number of authorized shares available for issuance will increase, which will increase the potential for dilution for the Company’s shareholders. We do not anticipate that the number of our stockholders, or any aspect of our current business plan, will materially change as a result of these changes. No fractional shares will be issued and any fractional shares will be rounded up to the next whole share. The Reverse Split will affect all of our common stockholders uniformly.

Federal Income Tax Consequences

The following description of federal income tax consequences of the Reverse Split is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority, and current administrative rulings and practices as in effect on the date of this information statement. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split.

We believe that the Reverse Split will not have federal income tax effects. The Company should not recognize gain or loss as a result of the Reverse Split.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth the ownership, as of the Voting Record Date, of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding voting stock, our directors, and our executive officers and directors as a group. To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted. There are not any pending or anticipated arrangements that may cause a change in control.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities.

Name	Title	Number of Common Shares [10]	% of Common Shares	Number of Series A Preferred Shares [11]	% of Series A Preferred Shares	% of Eligible Votes	Number of Warrants currently exercisable or exercisable in the next 60 days
Marco Alfonsi [1]	CEO, Director	59,398,915	8.32%	5	25.00%	14.31%	0
Stanley Teeple [2]	CFO, Secretary, Director	1,157,811	0.16%	4	20.00%	7.29%	0
Andrew Holtmeyer [3]	VP of Business Development	1,107,769	0.16%	5	25.00%	9.1%	0
Philip Scala [4]	Interim COO	500,000	0.07%	0	0		0
Frederick Alger Boyer Jr. [5]	Independent Director	3,000,000	0.42%	0	0	0.27%	0
Senator Ron Silver [6]	Independent Director	3,000,000	0.42%	0	0	0.27%	0
James F. Murphy [7]	Independent Director	3,000,000	0.42%	0	0	0.27%	0
All officers and directors as a group [7 persons]		62,164,495	9.97%	14	70.00%	42.31%	0
McKenzie Webster Limited [8]	Shareholder	52,139,025	7.31%	0	0%	4.68%	0
Pasquale Ferro [9]	Shareholder	22,379,721	3.14%	5	25.00%	10.99%	0

(1) As of the Record Date, Marco Alfonsi owned 59,398,915 shares of common stock and 5 shares of Series A Preferred stock, which are convertible into 50,000,000 common shares and equal 100,000,000 votes. In addition to the listed shares, four members of Mr. Alfonsi’s family hold an aggregate of 10,000,000 shares of common stock, which shares have not been included in the above calculations.

(2) As of the Record Date, Stanley Teeple owned 1,157,811 shares of common stock and 4 share of Series A Preferred stock, which are convertible into 40,000,000 common shares and equal 80,000,000 votes.

(3) As of the Record Date, Andrew Holtmeyer owned approximately 1,107,769 common shares and 5 shares of Series A Preferred stock, which are convertible into 50,000,000 common shares and equal 100,000,000 votes.

(4) Philip Scala holds options to purchase 500,000 common shares of the Company.

(5) Frederick Alger Boyer Jr. holds options to purchase 3,000,000 common shares of the Company.

(6) Ron Silver holds options to purchase 3,000,000 common shares of the Company.

(7) James F. Murphy holds options to purchase 3,000,000 common shares of the Company.

(8)       McKenzie Webster Limited is controlled by the Company’s former director and CFO, Rolv Heggenhougen. The business address for this shareholder is 445 NE 12th Ave., Fort Lauderdale, Florida 33301. As of the Record Date, McKenzie Webster Limited held 51,139,025 common shares.

(9) As of the Record Date, Pasquale Ferro held 20,735,218 common shares jointly with his wife and 1,644,503 common shares individually. Mr. Ferro holds 5 shares of Series A Preferred stock individually, which are convertible into 50,000,000 common shares and equal 100,000,000 votes. Mr. Ferro is the President of Pure Health Products, LLC, a wholly owned subsidiary of the Company.

(10) There were 713,653,875 shares of common stock and 20 shares of Series A Preferred stock outstanding as of November 11, 2019, for a total of 1,113,653,875 votes currently eligible to be cast on the Record Date.

(11) The Company’s preferred stock is classified as Series A Preferred shares and Series B Preferred Shares. Series B Preferred shares have no voting rights. Series B Preferred shares are convertible into shares of common stock; however, there are no Series B Preferred shares outstanding at this time. Each Series A Preferred share is entitled to 20,000,000 votes.

The following tables set forth the ownership of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding voting stock, our directors, and our executive officers and directors as a group, assuming all preferred shares were converted to common shares as of the Record Date (which they were not).

Name	Title	Number of Common Shares [1]	% of Common Shares	Number of Warrants currently exercisable or exercisable in the next 60 days
Marco Alfonsi	CEO, Director	109,398,915	11.97%	0
Stanley Teeple	CFO, Secretary, Director	41,157,811	4.5%	0
Andrew Holtmeyer	Vice President	51,107,769	5.59%	0
Philip Scala	Interim COO	500,000	0.06%	0
Frederick Alger Boyer Jr.	Independent Director	3,000,000	0.33%	0
Senator Ron Silver	Independent Director	3,000,000	0.33%	0
James F. Murphy	Independent Director	3,000,000	0.33%	0
All officers and directors as a group [4 persons]		210,664,495	23.06%	0
McKenzie Webster Limited	Shareholder	52,139,025	5.71%	0
Pasquale Ferro	Shareholder	72,379,721	7.92%	0

(1)	Had all 20 issued and outstanding Series A Preferred Shares there would have been approximately 913,653,875 shares of common stock outstanding as of the Record Date.

The above tables are based upon information derived from our stock records. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown. Unless stated otherwise, the business address for these shareholders is 960 South Broadway, Suite 120, Hicksville, NY 11801.

DISSENTERS’ RIGHTS

Because fractional shares will not be issued and will be rounded up, under the FBCA and our Articles of Incorporation and bylaws, no stockholder has any right to dissent to the Reverse Split, nor is any stockholder entitled to appraisal of or payment for their shares of our stock.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers or directors, and no person associated with any of them, have any interest in the Reverse Split that is different from every other stockholder.

WHERE YOU CAN FIND MORE INFORMATION

Information is available by request or can be accessed on the internet. Reports, proxy statements and other information filed with the SEC by the Company can be accessed electronically by means of the Securities and Exchange Commission’s home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcmarkets.com.

You may read and copy any materials that we file with the Securities and Exchange Commission at the commission’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available to any shareholder at no charge upon written request to the Company by providing an e-mail or facsimile number.

PROPOSALS BY SECURITY HOLDERS

No security holder has asked the Company to include any proposal in this Information Statement.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address. For an oral request, please contact the Company at 516-595-9544. For a written request, mail request to 960 South Broadway, Suite 120, Hicksville, NY 11801.

EXPENSE OF THIS INFORMATION STATEMENT

The expenses of this Information Statement will be borne by us, including expenses in connection with the preparation and sending of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith.

FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements regarding our intentions to effectuate the Reverse Split. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events or otherwise.

INCORPORATION BY REFERENCE

The Company’s financial statements, supplementary financial information, changes and disagreements with accountants, manager discussion and analysis, and quantitative and qualitative disclosures about market risk from its Annual Report filed on Form 10-K/A on April 17, 2019 are incorporated herein by reference. The Company’s financial statements, supplementary financial information, manager discussion and analysis, and quantitative and qualitative disclosures about market risk from its Quarterly Reports filed on Form 10-Q on November 19, 2019 are also incorporated herein by reference. No representative from the Company’s accountant is expected to make a statement or be available for questions regarding the actions herein detailed.

By the Order of the Board of Directors.

Dated: November 26, 2019

CANBIOLA, INC.

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Chief Executive Officer

DIRECTORS:

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Director

By:	/s/ Stanley Teeple
Name:	Stanley Teeple
Title:	Director

By:	/s/ Frederick Alger Boyer Jr.
Name:	Frederick Alger Boyer Jr.
Title:	Independent Director

By:	/s/ Senator Ron Silver
Name:	Senator Ron Silver
Title:	Independent Director

By:	/s/ James F. Murphy
Name:	James F. Murphy
Title:	Independent Director